UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

Interlink Plus, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-205985 (Commission File No.)	47-3975872 (IRS Employer Identification No.)

4952 S Rainbow Blvd, Suite 326

Las Vegas, NV 89118

(Address of principal executive offices) (zip code)

702-824-7047

(Registrant’s telephone number, including area code)

___________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Events

1)

The Company changed is phone number from 702-815-7557 to 702-824-704.

2)

The Company has engaged the services of Zixiao Chen as a consultant to act as the Company’s primary contact and point person within the United States.  Ms.  Chen is a consultant and is not an officer or director of the Company.  Ms. Chen works at the direction of Duan Fu, our CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2016	Interlink Plus, Inc. By: /s/ Duan Fu Name: Duan Fu Title: CEO

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